CDI Corp. Announces Corporate Realignment

Actions strengthen business responsiveness and further optimize cost structure

PHILADELPHIA, Dec. 30, 2013 /PRNewswire/ -- CDI Corp. (NYSE: CDI) (the "Company") today announced that it will undertake a realignment in the first quarter of 2014 to organize its business efforts more clearly into engineering and staffing services. The realignment will also shift support resources including many of the SG&A functions into CDI's business units. The new structure will improve operational effectiveness and further optimize the Company's cost structure.

The realignment will take place in January 2014, and will result in a reduction in headcount of approximately 65 to 75 employees and the consolidation of facilities. As a result of the realignment and other cost saving measures, CDI anticipates pre-tax cost savings of approximately $11 to $13 million in 2014. The Company expects to incur a restructuring charge of approximately $5 to $6 million in the fourth quarter of 2013 related to employee severance and facility consolidations and expects to incur restructuring charges of approximately $2 to $3 million in 2014 related to additional facility consolidations.

"Shifting resources directly into our businesses brings key resources closer to our clients and provides our business leaders more flexibility to leverage those resources in the most effective way," said Paulett Eberhart, CDI's president and chief executive officer. "We remain committed to achieving profitable revenue growth, and these moves enhance our ability to provide engineering, staffing and technology services to clients in our targeted industries."

About CDI
CDI Corp. (NYSE: CDI) is an integrated, market-leading engineering and technology services firm providing differentiated, client-focused solutions in select global industries. CDI provides Global Engineering & Technology Solutions and Professional Services Staffing through its global business operations in the Americas, EMEA and APAC. The Company also provides staffing services through its franchised Management Recruiters International, Inc. (MRI) subsidiary. Learn more at www.cdicorp.com

Caution Concerning Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address expectations or projections about the future, including, but not limited to, statements about our strategies for growth and future financial results (such as revenue), are forward-looking statements. Some of the forward-looking statements can be identified by words like "anticipates," "believes," "expects," "may," "will," "could," "should," "intends," "plans," "estimates" and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions that are difficult to predict. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: weakness in general economic conditions and levels of capital spending by clients in the industries we serve; weakness or volatility in the financial and capital markets, which may result in the postponement or cancellation of our clients' capital projects or the inability of our clients to pay our fees; the inability to successfully execute on our strategic plan; the termination or non-renewal of a major client contract or project; delays or reductions in government spending including the impact of sequestration on U.S. government defense spending and a possible federal government shutdown if necessary appropriations bills are not passed by Congress and signed by the President; credit risks associated with our clients; competitive market pressures; the availability and cost of qualified personnel; our level of success in attracting, training and retaining qualified management personnel and other staff employees; changes in tax laws and other government regulations including the impact of healthcare reform laws and regulations; the possibility of incurring liability for our business activities, including the activities of our temporary employees; our performance on client contracts; negative outcome of pending and future claims and litigation; and government policies, legislation or judicial decisions adverse to our businesses. More detailed information about these and other risks and uncertainties may be found in our filings with the SEC, particularly in the "Risk Factors" section of our Form 10-K and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of our Form 10-Ks and Form 10-Qs. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update such statements, whether as a result of new information, future events or otherwise, except as required by law.

CONTACT: Vincent J. Webb, Vice President, Investor Relations, (215) 636-1240, Vince.Webb@cdicorp.com